SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2016
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 21—SUBSEQUENT EVENTS

In February 2017, J. Ray McDermott de Mexico, S.A. de C.V. (“JRM Mexico”), one of our indirectly 100% owned subsidiaries, entered into a 364 day, $50 million committed revolving receivables purchase agreement which provides for the sale, at a discount, of certain receivables to a designated purchaser. JRM Mexico’s obligations in connection with the receivables purchase agreement are guaranteed by McDermott International, Inc.  Additionally in February 2017, JRM Mexico entered into a 21-month loan agreement for equipment financing in the amount of $48 million. Borrowings under the loan agreement bear interest at a fixed rate of 5.75%. JRM Mexico’s obligations in connection with equipment financing are guaranteed by McDermott International Management, S. de RL, one of our indirectly 100% owned subsidiaries.

In January 2017, we purchased the pipelay and construction vessel, the Amazon, for a total cash consideration of approximately $52 million. Following the purchase, we sold the Amazon to an unrelated third party for total cash consideration of $52 million and simultaneously entered into an 11-year bareboat charter agreement with the purchaser.  The bareboat charter agreement provides us with options to purchase the Amazon, at a predetermined value periodically over the charter term. We accounted for the transaction as a sale leaseback and will record the bareboat charter agreement as an operating lease.